UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2019

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       The annual meeting of shareholders of IntriCon Corporation (“IntriCon”) was held on May 1, 2019.

(b)       At the meeting, IntriCon’s shareholders: (i) re-elected Mark S. Gorder as a director of IntriCon for a term of three years and until his successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s proxy statement, referred to as “say-on-pay”; (iii) approved, on an advisory basis, that the “say-on-pay” vote should occur every year, referred to as “say-on-frequency”; and (iv) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent auditor for fiscal year 2019.

In addition to the reelected director referenced in the preceding paragraph, the terms of the following directors continued after the meeting: Nicholas A. Giordano, Robert N. Masucci and Philip I. Smith. Additionally, as previously reported, Raymond O. Huggenberger was appointed by the board of directors to serve as a director for a term beginning immediately following the 2019 annual meeting of shareholders and expiring at the 2021 annual meeting of shareholders.

The tabulation of votes for each proposal is as follows:

(1)	Election of Directors:
Director Nominee:	Mark S. Gorder
Votes For	5,097,130
Votes Against	186,190
Votes Abstained	181,655
Broker Non-Votes	2,427,935

(2)	Approval of Executive Compensation (“Say-on-Pay”):
Votes For	4,862,117
Votes Against	420,528
Votes Abstained	182,330
Broker Non-Votes	2,427,935

(3)       Proposal on Frequency of Executive Compensation Vote (“Say-on-Frequency”):

Votes For Every Year	5,158,728
Votes For Every Two Years	39,497
Votes For Every Three Years	246,321
Votes Abstained	20,429
Broker Non-Votes	2,427,935

(4)       Ratification of Appointment of Independent Auditor:

Votes For	7,793,163
Votes Against	83,084
Votes Abstained	16,663
Broker Non-Votes	---

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRICON CORPORATION

	By:	/s/ Annalee Lutgen
	Name:	Annalee Lutgen
	Title:	Director of Finance and Treasurer
Date: May 8, 2019

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